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                                                                  EXHIBIT (e)(8)

[LOGO]                    The AIG Life Companies (U.S.)

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                             Executive Advantage(SM)
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                      REALLOCATION and REBALANCING REQUEST
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Insured: _______________________  Policyholder: ________________________________
         (Last Name, First Name,                (Last Name, First Name,
           Middle Name)                           Middle Name)

Policy Number: ______________           Social Security No.: ______-_____-______

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     .    Restrictions on Subaccount Transfers are shown in the Certificate and
          Certificate Information pages.
     . The Policyholder may make 12 free transfers during a Certificate Year. A $25 transfer charge may be imposed on each subsequent transfer.
     . Transfers from the Guaranteed Account may be made to a Subaccount(s) only during the 60 day period that is 30 days before and 30 days after the end of each Certificate Anniversary.
     .    Transfers must be in whole dollars or whole percentages.

          Please rebalance the subaccounts to achieve the percentages indicated below. I understand that the subaccounts will only achieve these percentages on the date the transfers occur. Future charges and investment results will cause the balances to change. This form will also change future premium payments to be allocated as indicated below, until changed by the Owner.

                                                              Percent
                                                              -------
Guaranteed Account                                            _____ %

AllianceBernstein Variable Product Series Fund, Inc.
   Americas Government Income                                 _____ %
   Growth Portfolio                                           _____ %
   Growth and Income Portfolio                                _____ %
   Premier Growth Portfolio                                   _____ %
   Small Cap GrowthPortfolio                                  _____ %

American Century Variable Portfolios, Inc.
   VP Income & Growth Fund                                    _____ %
   VP International Fund                                      _____ %

Credit Suisse Trust
   Emerging Markets Portfolio                                 _____ %
   Global Post-Venture Capital Portfolio                      _____ %
   International Focus Portfolio                              _____ %
   Large Cap Value Portfolio                                  _____ %
   Mid-Cap Growth Portfolio                                   _____ %
   Small Cap Growth Portfolio                                 _____ %

Fidelity Variable Insurance Products
   VIP Balanced Portfolio                                     _____ %
   VIP Contrafund Portfolio                                   _____ %
   VIP Index 500 Portfolio                                    _____ %

Franklin Templeton Variable Insurance Products Trust
   Developing Markets Securities - Class 2                    _____ %
   Growth Securities - Class 2                                _____ %
   Foreign Securities - Class 2                               _____ %

Goldman Sachs Variable Insurance Trust
   CORE U.S. Equity Fund                                      _____ %
   International Equity Fund                                  _____ %

J.P. Morgan Series Trust II
   Mid Cap Value Portfolio                                    _____ %
   Small Company Portfolio                                    _____ %

Merrill Lynch Variable Series Funds
   Basic Value V.I. Fund                                      _____ %
   Fundamental Growth V.I. Fund                               _____ %
   Government Bond V.I. Fund                                  _____ %
   Value Opportunities V.I. Fund                              _____ %

Morgan Stanley Universal Institutional Funds
   Core Plus Fixed Income Portfolio                           _____ %
   Emerging Markets Equity Portfolio                          _____ %
   High Yield Portfolio                                       _____ %
   Mid Cap Growth Portfolio                                   _____ %
   Money Market Portfolio                                     _____ %
   Technology Portfolio                                       _____ %
   U.S. Mid Cap Value Portfolio                               _____ %

NeubergerBerman Advisers Management Trust
   AMT Partners Portfolio                                     _____ %

PIMCO Variable Insurance Trust
   High Yield Portfolio                                       _____ %
   Long Term U.S. Government Portfolio                        _____ %
   Real Return Portfolio                                      _____ %
   Short-Term Portfolio                                       _____ %
   Total Return Bond Portfolio                                _____ %

Vanguard Variable Insurance Fund
   Total Bond Market Index Portfolio                          _____ %
   Total Stock Market Index Portfolio                         _____ %

VALIC Company I
   International Equities Fund                                _____ %
   Mid Cap Index Fund                                         _____ %
   Small Cap Index Fund                                       _____ %

_____________________________________      _____________________________________
Signature of Insured                       Signature of Policyholder (if
                                           other than Insured)

________________________  ____, 20__
Date Signed
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Rebalance, Executive Advantage(SM), 02/05